Exhibit 10.4

STATE OF DELAWARE
CERTIFICATE OF CONVERSION
FROM A LIMITED PARTNERSHIP
TO A CORPORATION
PURSUANT TO SECTION 265
 OF THE DELAWARE GENERAL CORPORATION LAW

This Certificate of Conversion to a Corporation, dated as of May 13, 2021, is hereby executed and filed by Star Mountain Credit Opportunities Fund, LP, a limited partnership organized under the laws of Delaware (the “Company”), to convert the Company to a Delaware corporation named Star Mountain Lower Middle-Market Capital Corp. (the “Corporation”) pursuant to Section 265 of the General Corporation Law of the State of Delaware.

1.          The jurisdiction in which the Company was formed is Delaware.

2.          The jurisdiction of the Company immediately prior to filing this Certificate of Conversion is Delaware.

3.          The date the Company was formed is August 7, 2019.

4.          The name of the Company immediately prior to filing this Certificate of Conversion is Star Mountain Credit Opportunities Fund, LP.

5.          The name of the Corporation as set forth in the Certificate of Incorporation is Star Mountain Lower Middle-Market Capital Corp.

6.          This Certificate of Conversion shall become effective on May [●], 2021 at 12:01 a.m. Eastern Standard Time.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned being duly authorized by the Company has executed this Certificate of Conversion to a Corporation as of the [●] day of May, 2021.

STAR MOUNTAIN CREDIT OPPORTUNITIES FUND, LP

By:	/s/ Brett A. Hickey
Name: Brett A. Hickey
Title: Authorized Signatory

[Signature Page to Star Mountain Credit Opportunities Fund, LP Certificate of Conversion]